SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  MARCH  31,  2003
                                                                ----------------




              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          SOUTH CAROLINA               0-11172                   57-0738665
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)

               1230 MAIN STREET
               COLUMBIA, SOUTH CAROLINA                      29201
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (803) 733-2659
                                                           -----------------


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On March 31, 2003, Registrant announced that First-Citizens Bank and Trust Company of South Carolina and First Banks, Inc., a two-bank holding company with banking headquarters in Carnesville and Toccoa, Georgia have consummated their merger effective April 1, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Report.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.  The  following  exhibits  are included with this Report:

        EXHIBIT  NO.                    DESCRIPTION  OF  EXHIBIT
     -----------------          ------------------------------------------
           99.1                 Copy of press release dated March 31, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST  CITIZENS  BANCORPORATION
                                             OF  SOUTH  CAROLINA,  INC.
                                                   (Registrant)



DATE:     March 31, 2003                    BY:  /s/ Craig L. Nix
                                               ---------------------------------
                                                 Craig  L.  Nix
                                                 Chief  Financial  Officer



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